Item 5. Other Events

     The purpose of this Current Report on Form 8-K is to file as Exhibit
99.1 Southern National Corporation's (Southern Nationals) Quarterly Performance Summary for the second quarter of 1995, including sections distributed to the media and a supplement distributed to analysts.

                        EXHIBIT INDEX

Exhibit 99.1      Quarterly Performance Summary issued July 27, 1995



For Further Information:

ANALYSTS                                               MEDIA
B. Gloyden Stewart, Jr.     Scott E. Reed              Bob Denham
Senior Vice President       Executive Vice President   Vice President
Investor Relations          Chief Financial Officer    Public Relations
(919) 399-4219              (910) 733-3088             (910) 773-7363


July 27, 1995

FOR IMMEDIATE RELEASE

SOUTHERN NATIONAL REPORTS RESULTS FOR SECOND QUARTER

  WINSTON-SALEM, N.C. -- Southern National Corporation reported net income of $57.3 million for the second quarter ended June 30. Fully diluted earnings per share for the quarter were $.53. Earnings for the six months ended June 30 were $44.7 million, or $.41 per fully diluted share.

  Exclusive of nonrecurring charges of $104.4 million, securities losses of $19.8 million and a gain on the sale of branches of $13.0 million that were recorded during the first six months of 1995, Southern National would have had net income after tax of $117.4 million, a 4.7% increase over the first six months of 1994. The first six months results of operations, excluding nonrecurring items, provided returns of 1.18% on assets and 16.0% on common equity. Net income for the second quarter, excluding nonrecurring items, was $59.4 million, which created fully diluted earnings per share of $.55.

  Asset quality remained strong through the second quarter as nonperforming assets decreased from $74.1 million at June 30, 1994, and $59.7 million at March 31, 1995, to $57.7 million on June 30, or .28% of total assets. Net charge-offs for the first six months were only .14%. The allowance for loan and lease losses was increased to $176.2 million, or 1.28% of loans and leases, compared to $174.2 million, or 1.30%, at the end of the first quarter.

  In releasing earnings, John A. Allison, chairman and chief executive officer, said, "On May 30, 1995, the new BB&T banking network began operations after the combination of the operating systems of BB&T and Southern National. This conversion was the final step in integrating the subsidiary banks into a high performance organization which can prosper in an extremely competitive banking environment.

"The second quarter results of operations include expenses related to the merger and conversion of the banking systems. The corporation also benefited from a gain on the divestiture of branches during the quarter. Our primary goal for the quarter was to complete the systems conversion with minimal inconvenience for our customers. Considering the magnitude and complexity of the transaction, I am delighted with what we have accomplished. One of the most impressive facts is that we increased the number of customer accounts during the weeks when the systems conversion was being implemented. In addition, loan growth has remained strong.

  "For the remainder of 1995, we will turn our attention to achieving the efficiencies inherent in the merger and increasing our revenues through the cross selling of products and services to our customers. We estimate that annual cost savings of approximately $65 - $68 million will be realized."

  Southern National had consolidated assets of $20.7 billion, consolidated loans of $13.8 billion and consolidated deposits of $14.3 billion at the end of June. Through its subsidiaries in North Carolina, South Carolina and Virginia, Southern National currently operates 452 banking offices.

Common stock of Southern National Corporation is traded on the New York Stock Exchange under the symbol SNB. The stock closed at $24.00 on July 26.

QUARTERLY PERFORMANCE SUMMARY              B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)   Senior Vice President (919) 399-4219
Page 3                                     Investor Relations FAX (919) 399-4871


                                   For the Six Months Ended

Increase/(Decrease)

(Dollars in thousands, except per share data)
                                 6/30/95      6/30/94         $           %
INCOME STATEMENT

  Interest income - taxable equivalent

  Interest & fees on loans &
    leases                     $ 606,918    $ 480,418    $ 126,500       26.3 %
  Interest & dividends on
    securities                   165,837      155,311       10,526        6.8
  Interest on short-term
    investments                    1,389        2,123        (734)      (34.6)
  Total interest income
    - taxable equivalent         774,144      637,852      136,292       21.4

  Interest expense

  Interest on deposits           272,314      208,465       63,849       30.6
  Interest on short-term
    borrowed funds                89,253       37,007       52,246      141.2
  Interest on long-term debt      29,384       18,615       10,769       57.9
  Total interest expense         390,951      264,087      126,864       48.0

 Net interest income - taxable
        equivalent               383,193      373,765        9,428        2.5
 Less: Taxable equivalent
        adjustment                15,410       13,839        1,571       11.4
  Net interest income            367,783      359,926        7,857        2.2
  Provision for loan & lease
      losses                      14,000        8,403        5,597       66.6
   Net interest income after
     provision for loan
     & lease losses              353,783      351,523        2,260         .6
  Noninterest income
  Service charges on deposits     43,781       42,489        1,292        3.0
  Mortgage banking activities      8,200       12,860       (4,660)     (36.2)
  Trust revenue                    8,995        7,828        1,167       14.9
  General insurance commissions    8,278        7,475          803       10.7
  Other nondeposit fees
      & commissions               28,861       24,313        4,548       18.7
  Securities (losses) gains, net (19,845)       2,148      (21,993)        NM
  Other income                    24,327       14,903        9,424       63.2
   Total noninterest income      102,597      112,016       (9,419)      (8.4)
  Noninterest expense
  Personnel expense              199,576      148,387       51,189       34.5
  Occupancy & equipment expense   57,284       44,013       13,271       30.2
  Federal deposit insurance
       expense                    15,980       16,599         (619)      (3.7)
  Other noninterest expense      116,019       84,119        31,900      37.9
   Total noninterest expense     388,859      293,118        95,741      32.7
  Income before income taxes      67,521      170,421      (102,900)    (60.4)
  Provision for income taxes      22,776       58,342       (35,566)    (61.0)

  Net income                    $ 44,745    $ 112,079     $ (67,334)    (60.1) %

PER SHARE DATA

  Primary earnings              $    .41    $    1.07     $   (0.66)    (61.7) %
  Fully diluted earnings             .41         1.05         (0.64)    (61.0)

 Weighted average shares -
                   Primary    103,342,418  101,937,734
             Fully diluted    108,665,929  106,993,805

Dividends paid on
     common shares             $    .40    $     .34     $    .06       17.6 %

NM - not meaningful.

NOTE: Fully diluted earnings per share excluding nonrecurring items were $1.08 for the first six months of 1995.

QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 399-4219
Page 4                                    Investor Relations FAX (919) 399-4871

                                     As of / For the Six Months Ended  Increase/(Decrease)

(Dollars in thousands)           6/30/95    6/30/94         $          %

SELECTED BALANCE SHEET DATA

  End of period balances

  Securities, at carrying
    value                    $ 5,554,532 $ 5,308,069    $ 246,463      4.6 %
 Loans & leases               13,765,475  12,246,788    1,518,687     12.4
Allowance for loan
  & lease losses                 176,175     173,550        2,625      1.5
Other earning assets              42,923      86,467      (43,544)   (50.4)
Total earning assets          19,348,364  17,700,193    1,648,171      9.3
  Total assets                20,662,252  18,842,721    1,819,531      9.7
  Total deposits              14,336,556  14,287,668       48,888       .3
 Short-term borrowed funds     3,147,213   2,279,554      867,659     38.1
 Long-term debt                1,312,464     619,728      692,736    111.8
  Total interest-bearing
       liabilities            16,996,659  15,470,110    1,526,549      9.9
 Common equity                 1,498,366   1,363,876      134,490      9.9
 Preferred equity                 71,785      74,143       (2,358)    (3.2)
  Total shareholders' equity  $1,570,151  $1,438,019     $132,132      9.2

 Average balances

Securities, at amortized
     cost                     $5,424,635  $5,315,611     $109,024      2.1
Loans & leases                13,372,850  12,071,629    1,301,221     10.8
Other earning assets              47,188     132,521      (85,333)   (64.4)
     Total earning assets     18,844,673  17,519,761    1,324,912      7.6
     Total assets             20,017,016  18,631,655    1,385,361      7.4
     Total deposits           14,286,445  14,264,472       21,973       .2
Short-term borrowed funds      3,044,118   2,094,308      949,810     45.4
Long-term debt                   908,230     644,835      263,395     40.8
  Total interest-bearing
      liabilities             16,545,394  15,255,910    1,289,484      8.5
Common equity                  1,447,925   1,342,964      104,961      7.8
Preferred equity                  73,896      74,143         (247)     (.3)
  Total shareholders' equity  $1,521,821   1,417,107     $104,714      7.4

PERFORMANCE RATIOS

  Return on average assets           .45 %      1.21 %
  Return on average common equity   5.87       16.44
  Net yield on earning assets
       (taxable equivalent)         4.10        4.30
  Efficiency (taxable equivalent)*  58.5 %      60.0  %

NOTES: All items referring to loans & leases include loans held for sale & are net of unearned income.

          Applicable ratios are annualized.

          * Excludes securities gains (losses) & foreclosed property expense for all periods & nonrecurring items of $86,851 for the first six months of 1995.

QUARTERLY PERFORMANCE SUMMARY              B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)   Senior Vice President (919) 399-4219
Page 5                                     Investor Relations FAX (919) 399-4871

                                       As of / For the Quarter Ended

(Dollars in thousands, except per share data)
                        6/30/95     3/31/95   12/31/94    9/30/94   6/30/94
INCOME STATEMENT

  Interest income - taxable equivalent

 Interest & fees on
   loans & leases       $ 311,721   $295,197  $282,921   $264,354   $245,862
 Interest & dividends
   on securities           85,601     80,236    80,575     77,370     78,018
 Interest on short-term
   investments                733        656       995      2,066        952
  Total interest income
  - taxable equivalent    398,055    376,089   364,491    343,790    324,832

 Interest expense

 Interest on deposits     142,180    130,134   120,093    113,318    105,104
 Interest on short-term
   borrowed fund           48,194     41,059    34,051     27,418     21,782
 Interest on long-term
   debt                    14,761     14,623    12,835      9,477      9,619
  Total interest expense  205,135    185,816   166,979    150,213    136,505
 Net interest income
  - taxable equivalent    192,920    190,273   197,512    193,577    188,327
 Less: Taxable equivalent
   adjustment               7,958      7,452     7,248      7,001      7,061
  Net interest income     184,962    182,821   190,264    186,576    181,266
 Provision for loan &
  lease losses              7,000      7,000     7,104      2,339      2,902
  Net interest income
    after provision for
    loan & lease losses   177,962    175,821   183,160    184,237    178,364
 Noninterest income
 Service charges on
   deposits                22,511     21,270    21,355     21,262     21,779
 Mortgage banking
   activities               3,350      4,850     4,365      4,919      3,628
 Trust revenue              4,715      4,280     5,278      4,074      4,036
 General insurance
   commissions              4,163      4,115     4,067      3,727      3,449
 Other nondeposit fees
   & commissions           14,217     14,644    12,824     12,823     12,203
 Gains on sale of
   servicing rights, net       --         --     2,759         17         --
 Securities gains
   (losses), net               --   (19,845)         7        919        627
 Other income              17,404      6,923     7,616      8,019      7,523
  Total noninterest income 66,360     36,237    58,271     55,760     53,245

 Noninterest expense

 Personnel expense         75,343    124,233    72,030     73,016     70,944
 Occupancy & equipment
   expense                 27,729     29,555    21,939     22,122     22,299
 Federal deposit insurance
   expense                  7,975      8,005     8,083      8,015      8,178
 Foreclosed property
   expense                  1,034        700       705      1,327      1,187
 Amortization expense
   - intangible assets      2,522      2,279     2,173      2,051      1,978
 Other noninterest expense 45,300     64,184    41,208     37,549     40,554
  Total noninterest
    expense               159,903    228,956   146,138    144,080    145,140

 Income (loss) before
   income taxes            84,419    (16,898)   95,293     95,917     86,469
 Provision for income
   taxes                   27,121     (4,345)   32,651     33,766     29,361
  Net income (loss)       $57,298   $(12,553)  $62,642    $62,151    $57,108

PER SHARE DATA

  Primary earnings
    (loss)                 $  .54   $   (.13)   $  .60     $  .59      $ .55
 Fully diluted earnings
    (loss)                    .53       (.13)      .58        .58        .53
 Dividends paid on common
    shares                    .20        .20       .20        .20        .17
  Book value per common
    share                   14.59      13.90     13.92      13.81      13.49

NOTE: Fully diluted earnings per share excluding nonrecurring items were $.54 in first quarter 1995 and $.55 in second quarter 1995.


QUARTERLY PERFORMANCE SUMMARY              B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)   Senior Vice President  (919) 399-4219
Page 6                                     Investor Relations  FAX (919) 399-4871

                                       As of / For the Quarter Ended

(Dollars in thousands)
                         6/30/95       3/31/95      12/31/94      9/30/94       6/30/94
SELECTED BALANCE SHEET DATA
 End of period balances
 Securities, at
  carrying value      $ 5,554,532   $ 5,228,543   $ 5,425,117   $ 5,266,125   $ 5,308,069
 Loans & leases        13,765,475    13,370,959    13,108,102    12,664,661    12,246,788
 Allowance for losses     176,175       174,189       171,734       172,110       173,550
 Other earning assets      42,923        29,727        33,983       172,441        86,467
  Total earning
    assets             19,348,364    18,673,928    18,686,965    18,181,624    17,700,193

  Total assets         20,662,252    19,892,337    19,855,063    19,430,978    18,842,721

  Total deposits       14,336,556    14,519,612    14,314,154    14,402,090    14,287,668

Short-term borrowed
   funds                3,147,213     2,690,366     2,902,528     2,610,841     2,279,554
 Long-term debt         1,312,464       902,047       910,755       708,449       619,728
Total interest-bearing
   liabilities         16,996,659    16,336,533    16,284,418    15,954,969    15,470,110

Common equity           1,498,366     1,420,365     1,422,334     1,403,530     1,363,876
  Preferred equity         71,785        74,143        74,143        74,143        74,143
Total shareholders,
       equity           1,570,151     1,494,508     1,496,477     1,477,673     1,438,019
  Goodwill                 43,989        44,892        46,131        38,459        39,397
  Core deposit & other
  intangibles              17,916        17,332        17,691        17,177        17,517
   Total intangibles       61,905        62,224        63,822        55,636        56,914
   Negative goodwill       48,529        50,088        51,720        53,493        55,093

  Average balances

  Securities, at
   amortized cost     $ 5,466,584   $ 5,382,220   $ 5,449,499   $ 5,350,772   $ 5,410,458
  Loans & leases       13,541,095    13,202,736    12,865,637    12,424,214    12,082,232
  Other earning assets     47,557        46,815        74,248       183,451       108,971
   Total earning
     assets            19,055,236    18,631,771    18,389,384    17,958,437    17,601,661
   Total assets        20,249,404    19,782,046    19,524,878    19,071,278    18,712,128
   Total deposits      14,314,915    14,257,659    14,334,248    14,330,620    14,221,620
  Short-term borrowed
     funds              3,219,920     2,866,363     2,643,910     2,445,588     2,232,787
  Long-term debt          910,946       905,484       807,457       610,943       630,600

  Total interest-bearing
     liabilities       16,736,208    16,352,460    16,029,882    15,683,955    15,385,668

  Common equity         1,466,255     1,429,391     1,424,207     1,378,773     1,342,540
  Preferred equity         73,652        74,143        74,143        74,143        74,143
   Total shareholders'
      equity            1,539,907     1,503,534     1,498,350     1,452,916     1,416,683
RISK-BASED CAPITAL
  Risk-based capital:
  Tier 1              $ 1,495,054   $ 1,432,677   $ 1,513,090   $ 1,458,249   $ 1,411,418
  Total                 1,664,728     1,588,705     1,671,574     1,613,260     1,559,732
  Risk-based capital ratios:
  Tier 1                     11.3 %        11.5 %        12.3 %        12.3 %        12.4 %
  Total                      12.6          12.7          13.6          13.6          13.7
  Leverage capital ratio      7.4           7.3           7.8           7.7           7.6
PERFORMANCE RATIOS
  Return on average assets   1.13 %       (.26) %        1.27  %       1.29 %        1.22 %
  Return on average common
    equity                  15.32        (3.93)         17.09         17.51         16.67
  Net yield on earning assets
     (taxable equivalent)    4.06          4.14          4.26          4.28          4.29
  Efficiency (taxable
     equivalent)*            58.1          58.8          57.5          57.5          59.7
  Equity as a percentage of
   total assets end of period 7.6           7.5           7.5           7.6           7.6
  Average earning assets as
   a percentage of average
   total assets              94.1          94.2          94.2          94.2          94.1
  Average loans & leases as
   a percentage of average
   deposits                  94.6          92.6          89.8          86.7          85.0

NOTES: All items referring to loans & leases include loans held for sale & are net of unearned income.
       Applicable ratios are annualized.
       * Excludes gains on sale of servicing rights, securities gains (losses) & foreclosed property expense for all periods, nonrecurring items totaling
         $83,393 for the first quarter of 1995 and $3,458 for the second quarter of 1995.


QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 399-4219
Page 7                                    Investor Relations  FAX  (919) 399-4871

                                       As of / For the Quarter Ended

(Dollars in thousands, except per share data)

                                  6/30/95     3/31/95     12/31/94     9/30/94      6/30/94

ASSET QUALITY ANALYSIS

  Allowance For Losses
   Beginning balance            $ 174,189    $ 171,734   $ 172,110    $ 173,550    $ 174,006
  Allowance for acquired
     loans                             --           --       1,119           --           --
   Provision for losses             7,000        7,000       7,104        2,339        2,902
   Charge-offs                     (8,378)      (7,094)    (11,916)      (5,944)      (6,811)
   Recoveries                       3,364        2,549       3,317        2,165        3,453
   Ending balance               $ 176,175    $ 174,189   $ 171,734    $ 172,110    $ 173,550

  Nonperforming Assets
  Nonaccrual loans & leases      $ 47,013     $ 48,451   $  47,039    $  43,219    $  55,496
   Foreclosed property             10,673       11,239      12,153       17,963       18,577
   Nonperforming assets          $ 57,686     $ 59,690   $  59,192    $  61,182    $  74,073

     Loans 90 days or more
       past due & still
       accruing                  $ 30,335     $ 21,653   $  24,224    $  27,134    $  27,667

 Asset Quality Ratios
  Nonaccrual loans & leases as a
   percentage of total loans
    & lease                           .34 %        .36 %       .36 %        .34 %        .45 %
  Nonperforming assets as a
    percentage of:
   Total assets                       .28          .30         .30          .31          .39
   Loans & leases plus
    foreclosed property               .42          .45         .45          .48          .60
  Net charge-offs as a
    percentage of average
    loans & leases                    .15          .14         .27          .12          .11
  Allowance for losses as a
   percentage of loans
    & leases                         1.28         1.30        1.31         1.36         1.42
  Ratio of allowance for
  losses to:
   Net charge-offs                   8.76 x       9.45 x      5.03 x      11.48 x       12.89 x
   Nonaccrual loans & leases         3.75         3.60        3.65         3.98          3.13

MEMO ITEMS

  Unrealized appreciation
   (depreciation) on securities
   available for sale (net
   of tax)                        $ 9,055    $ (26,956)   $ (72,584)   $ (47,413)    $ (35,611)
  Common stock prices:   High       24.13        22.38        21.13        21.88         21.88
                          Low       19.88        18.88        17.13        20.00         18.88
                End of period       24.00        19.88        19.13        20.75         20.00

Weighted average shares
                  - Primary   103,523,801  103,380,544  102,948,357  102,571,211   102,027,925
          -   Fully diluted   108,774,906  108,424,625  107,996,378  107,617,714   107,082,681
 End of period shares
     outstanding              102,709,306  102,182,679  102,215,032  101,616,534   101,135,273
  End of period offices               452          530

NOTES: All items referring to loans & leases include loans held for sale & are net of unearned income.
          Applicable ratios are annualized.



QUARTERLY PERFORMANCE SUMMARY             B. Gloyden Stewart, Jr.
Southern National Corporation (NYSE:SNB)  Senior Vice President  (919) 399-4219
Page 8                                    Investor Relations  FAX (919) 399-4871


                                          For the Quarter Ended
INTEREST YIELDS/RATES (Taxable equivalent)
                         6/30/95    3/31/95   12/31/94     9/30/94    6/30/94
Interest income:
 Securities*                6.28 %     6.05 %     5.87 %      5.74 %     5.78 %
 Loans & leases             9.23       9.07       8.72        8.44       8.16
 Other earning assets       6.18       5.68       5.32        4.47       3.50
Total earning assets*       8.38       8.19       7.86        7.60       7.40

 Interest expense:
 Interest-bearing deposits  4.52       4.20       3.79        3.56       3.37
 Short-term borrowed funds  6.00       5.81       5.11        4.45       3.91
 Long-term debt             6.50       6.55       6.31        6.15       6.12
  Total interest-bearing
      liabilities           4.92       4.61       4.13        3.80       3.56
 Net yield on earning
      assets                4.06       4.14       4.26        4.28       4.29

* Yields calculated based on securities at amortized cost.

(Dollars in thousands)

DERIVATIVES:   INTEREST RATE SWAPS, CAPS & FLOORS

                                                       As of 6/30/95

Type                       Notional     Receive         Pay          Unrealized
                            Amount       Rate           Rate       Gains/(Losses)
Receive fixed swaps     $   623,055       6.21 %        6.22 %        $    639
Pay fixed swaps             103,229       6.03          7.26              (976)
Caps & floors               700,000         --            --            (3,898)
Total                   $ 1,426,284       6.18 %        6.37 %        $ (4,235)

Contractual Maturity Schedule
                                       One Year      One to          After
                             Total     or Less     Five Years     Five Years

Receive fixed swaps     $   623,055   $ 40,000   $   583,055       $       --

Pay fixed swaps             103,229     40,000        63,229               --

Caps & floors               700,000         --       650,000           50,000

Total                   $ 1,426,284   $ 80,000   $ 1,296,284        $  50,000




                         S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Southern National Corporation
                                                     (Registrant)

                                             By:
                                                  Sherry A. Kellett, Controller

Date: July 27, 1995